Exhibit 99.1

WARRANT AMENDMENT

This WARRANT AMENDMENT (this “Amendment”) is dated as of January 14, 2010 by and among Tianyin Pharmaceutical Co., Inc., a Delaware corporation (the “Company”), and the investors signatory hereto (each an “Investor”, collectively, the “Investors”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Securities Purchase Agreement (as defined below).

R E C I T A L S

WHEREAS, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of January 25, 2008 (the “Closing Date”), pursuant to which the Company conducted a private offering solely to accredited investors pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Act”), of its 10% Exchangeable Note convertible into its 10% Series A Convertible Preferred Stock and warrants; and

WHEREAS, pursuant to Section 4(e) of the Class A Stock Purchase Warrant and Class B Stock Purchase Warrant to Purchase Shares of Common Stock of the Company which were delivered to the Investors pursuant to the Securities Purchase Agreement (the “Warrants”), the Investors have certain weighted average anti-dilution protection in the event the Company issues any additional shares of Common Stock at a price per share less than the Exercise Price then in effect; and

WHEREAS, the Company has requested that the Investors amend the Warrants to delete Section 4(e) thereof (attached hereto as Exhibit A and Exhibit B, respectively for Class A Stock Purchase Warrant and Class B Stock Purchase Warrant); and agree that in lieu of such provisions the holders of the Warrants shall have a right to pre-approve any Additional Issuance at a price less than the Warrant Price then in effect, and give retroactive effect to such amendments; and

WHEREAS, pursuant to Section 11 of each of the Warrants, no provision of the Warrants may be amended without the written consent of the Company and the Holders (as defined in the Warrants) of a majority of the then-unexercised Warrant Shares underlying the Warrants; all such amendments shall be binding to all Holders of the Warrants; and

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           Amendment. Pursuant to Section 11 of each of the Warrants, the parties hereto hereby amend the Warrants, as of the date hereof, by:

(a) deleting Section 4(e) and replacing it with the following:

“Issuance of Additional Shares of Common Stock.  If any Warrants are issued and outstanding, the Company shall not issue any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Exercise Price in effect on the date of such proposed issuance (or deemed issuance) of such shares of Common Stock, without the prior written consent of Holders of a majority of the then outstanding Warrants.”

2.           Effective Time.  The parties hereto agree that this Amendment shall be retroactive from and including January 25, 2008.

3.           Effect on Transaction Documents.  Except as set forth above the Transaction Documents and any other documents related thereto, shall remain in full force and effect and are hereby ratified and confirmed.

4.           Governing Law; Jurisdiction. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

5.           Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

6.           Severability. If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Amendment or the validity or enforceability of this Amendment in any other jurisdiction.

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[SIGNATURE PAGES OF COMPANY TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

TIANYIN PHARMACEUTICAL CO., INC.

By:   /s/  Dr. Guoqing Jiang
Name: Dr. Guoqing Jiang
Title:   Chief Executive Officer

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[SIGNATURE PAGES OF INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

[INVESTOR]

By:
Name:
Title:

EXHIBIT A
SECTION 4(e) OF CLASS A STOCK PURCHASE WARRANTS
OF TIANYIN PHARMACEUTICAL CO., INC.

Section 4(e).                      Adjustment Due to Dilutive Issuance.  If, at any time when any Class A Warrants are issued and outstanding, the Company issues or sells, or in accordance with this Section 4e or Section 4f is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Exercise Price in effect on the date of such issuance (or deemed issuance) of such shares of Common Stock (a “Dilutive Issuance”), then immediately upon the Dilutive Issuance, the Exercise Price will be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the Dilutive Issuance by a fraction, (A) the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock actually outstanding immediately prior to the Dilutive Issuance, plus (y) the quotient of the aggregate consideration, calculated as set forth in Section 4f, received by the Company upon such Dilutive Issuance divided by the Exercise Price in effect immediately prior to the Dilutive Issuance, and (B) the denominator of which is the Common Stock Deemed Outstanding (as defined below) immediately after the Dilutive Issuance; provided that only one adjustment will be made for each Dilutive Issuance.  The term “Common Stock Deemed Outstanding” shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (i) the maximum total number of shares of Common Stock issuable upon the exercise of Options, as of the date of such issuance or grant of such Options, if any, and (ii) the maximum total number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities, as of the date of issuance of such Convertible Securities, if any.  No adjustment to the Exercise Price shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment.

Notwithstanding the foregoing the issuance of Common Stock of the Company upon conversion of its Series A Preferred Stock or upon the exercise of the Class B Warrant shall not be deemed to be a Dilutive Issuance for the purposes of this Class A Warrant.

EXHIBIT B
SECTION 4(e) OF CLASS B STOCK PURCHASE WARRANTS
OF TIANYIN PHARMACEUTICAL CO., INC.

Section 4(e).                      Adjustment Due to Dilutive Issuance.  If, at any time when any Class B Warrants are issued and outstanding, the Company issues or sells, or in accordance with this Section 4e or Section 4f is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Exercise Price in effect on the date of such issuance (or deemed issuance) of such shares of Common Stock (a “Dilutive Issuance”), then immediately upon the Dilutive Issuance, the Exercise Price will be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the Dilutive Issuance by a fraction, (A) the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock actually outstanding immediately prior to the Dilutive Issuance, plus (y) the quotient of the aggregate consideration, calculated as set forth in Section 4f, received by the Company upon such Dilutive Issuance divided by the Exercise Price in effect immediately prior to the Dilutive Issuance, and (B) the denominator of which is the Common Stock Deemed Outstanding (as defined below) immediately after the Dilutive Issuance; provided that only one adjustment will be made for each Dilutive Issuance.  The term “Common Stock Deemed Outstanding” shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (i) the maximum total number of shares of Common Stock issuable upon the exercise of Options, as of the date of such issuance or grant of such Options, if any, and (ii) the maximum total number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities, as of the date of issuance of such Convertible Securities, if any.  No adjustment to the Exercise Price shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment.

Notwithstanding the foregoing the issuance of Common Stock of the Company upon conversion of its Series A Preferred Stock or upon exercise of its Class A Warrants shall not be deemed to be a Dilutive Issuance for the purposes of this Class B Warrant.